Exhibit 99.1

Jones Energy, Inc.

Condensed Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2016

(in thousands of dollars)	JEI (Parent)	Issuers	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Operating revenues
Oil and gas sales	$—	$—	$124,877	$—	$—	$124,877
Other revenues	—	2,384	586	—	—	2,970
Total operating revenues	—	2,384	125,463	—	—	127,847
Operating costs and expenses
Lease operating	—	—	32,640	—	—	32,640
Production and ad valorem taxes	—	—	7,768	—	—	7,768
Exploration	—	—	6,673	—	—	6,673
Depletion, depreciation and amortization	—	—	153,843	87	—	153,930
Accretion of ARO liability	—	—	1,263	—	—	1,263
General and administrative	—	12,028	17,244	368	—	29,640
Other operating	—	—	199	—	—	199
Total operating expenses	—	12,028	219,630	455	—	232,113
Operating income (loss)	—	(9,644)	(94,167)	(455)	—	(104,266)
Other income (expense)
Interest expense	—	(53,080)	(47)	—	—	(53,127)
Gain on debt extinguishment	—	99,530	—	—	—	99,530
Net gain (loss) on commodity derivatives	—	(51,264)	—	—	—	(51,264)
Other income (expense)	784	(321)	73	—	—	536
Other income (expense), net	784	(5,135)	26	—	—	(4,325)
Income (loss) before income tax	784	(14,779)	(94,141)	(455)	—	(108,591)
Equity interest in income	(66,804)	(42,571)	—	—	109,375	—
Income tax provision (benefit)	(23,468)	(318)	—	—	—	(23,786)
Net income (loss)	(42,552)	(57,032)	(94,141)	(455)	109,375	(84,805)

Net income (loss) attributable to non-controlling interests	—	—	—	—	(42,253)	(42,253)
Net income (loss) attributable to controlling interests	$(42,552)	$(57,032)	$(94,141)	$(455)	$151,628	$(42,552)
Dividends and accretion on preferred stock	(2,669)	—	—	—	—	(2,669)
Net income (loss) attributable to common shareholders	$(45,221)	$(57,032)	$(94,141)	$(455)	$151,628	$(45,221)

Jones Energy, Inc.

Condensed Consolidating Statement of Cash Flows (Unaudited)

Year Ended December 31, 2016

(in thousands of dollars)	JEI (Parent)	Issuers	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net income (loss)	$(42,552)	$(57,032)	$(94,141)	$(455)	$109,375	$(84,805)
Adjustments to reconcile net income (loss) to net cash provided by operating activities	(105,877)	(28,124)	353,426	455	(109,375)	110,505
Net cash (used in) / provided by operations	(148,429)	(85,156)	259,285	—	—	25,700
Cash flows from investing activities
Additions to oil and gas properties	—	—	(264,462)	—	—	(264,462)
Proceeds from sales of assets	—	—	1,645	—	—	1,645
Acquisition of other property, plant and equipment	—	—	(310)	—	—	(310)
Current period settlements of matured derivative contracts	—	132,265	—	—	—	132,265
Net cash (used in) / provided by investing	—	132,265	(263,127)	—	—	(130,862)
Cash flows from financing activities
Proceeds from issuance of long-term debt	—	130,000	—	—	—	130,000
Repayment under long-term debt	—	(62,000)	—	—	—	(62,000)
Purchase of senior notes	—	(84,589)	—	—	—	(84,589)
Payment of dividends on preferred stock	(1,615)	—	—	—	—	(1,615)
Net distributions paid to JEH unitholders	23,674	(40,993)	—	—	—	(17,319)
Proceeds from sale of common stock	65,446	—	—	—	—	65,446
Proceeds from sale of preferred stock	87,988	—	—	—	—	87,988
Net cash (used in) / provided by financing	175,493	(57,582)	—	—	—	117,911
Net increase (decrease) in cash	27,064	(10,473)	(3,842)	—	—	12,749
Cash
Beginning of period	100	12,448	9,325	20	—	21,893
End of period	$27,164	$1,975	$5,483	$20	$—	$34,642

Jones Energy, Inc.

Condensed Consolidating Balance Sheet (Unaudited)

December 31, 2015

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash	$100	$12,448	$9,325	$20	$—	$21,893
Accounts receivable, net
Oil and gas sales	—	—	19,292	—	—	19,292
Joint interest owners	—	—	11,314	—	—	11,314
Other	—	14,444	726	—	—	15,170
Commodity derivative assets	—	124,207	—	—	—	124,207
Other current assets	—	444	1,854	—	—	2,298
Intercompany receivable	12,866	844,550	—	—	(857,416)	—
Total current assets	12,966	996,093	42,511	20	(857,416)	194,174
Oil and gas properties, net, at cost under the successful efforts method	—	—	1,635,766	—	—	1,635,766
Other property, plant and equipment, net	—	—	3,168	705	—	3,873
Commodity derivative assets	—	93,302	—	—	—	93,302
Other assets	—	7,456	583	—	—	8,039
Investment in subsidiaries	444,362	536,856	—	—	(981,218)	—
Total assets	$457,328	$1,633,707	$1,682,028	$725	$(1,838,634)	$1,935,154
Liabilities and Stockholders’ Equity
Current liabilities
Trade accounts payable	$—	$388	$7,079	$—	$—	$7,467
Oil and gas sales payable	—	—	32,408	—	—	32,408
Accrued liabilities	—	15,741	11,270	—	—	27,011
Commodity derivative liabilities	—	11	—	—	—	11
Other current liabilities	—	—	679	—	—	679
Intercompany payable	—	—	854,982	2,434	(857,416)	—
Total current liabilities	—	16,140	906,418	2,434	(857,416)	67,576
Long-term debt	—	837,654	—	—	—	837,654
Deferred revenue	—	11,417	—	—	—	11,417
Asset retirement obligations	—	—	20,301	—	—	20,301
Liability under tax receivable agreement	38,052	—	—	—	—	38,052
Other liabilities	—	—	330	—	—	330
Deferred tax liabilities	19,280	3,692	—	—	—	22,972
Total liabilities	57,332	868,903	927,049	2,434	(857,416)	998,302
Stockholders’/ members’ equity
Members’ equity	—	764,804	754,979	(1,709)	(1,518,074)	—
Class A common stock, $0.001 par value; 30,573,509 shares issued and 30,550,907 shares outstanding at December 31, 2015	31	—	—	—	—	31
Class B common stock, $0.001 par value; 31,273,130 shares issued and outstanding at December 31, 2015	31	—	—	—	—	31
Treasury stock, at cost: 22,602 shares at December 31, 2015	(358)	—	—	—	—	(358)
Additional paid-in-capital	363,723	—	—	—	—	363,723
Retained earnings (deficit)	36,569	—	—	—	—	36,569
Stockholders’ equity	399,996	764,804	754,979	(1,709)	(1,518,074)	399,996
Non-controlling interest	—	—	—	—	536,856	536,856
Total stockholders’ equity	399,996	764,804	754,979	(1,709)	(981,218)	936,852
Total liabilities and stockholders’ equity	$457,328	$1,633,707	$1,682,028	$725	$(1,838,634)	$1,935,154

Jones Energy, Inc.

Condensed Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2015

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Operating revenues
Oil and gas sales	$—	$—	$194,555	$—	$—	$194,555
Other revenues	—	1,960	884	—	—	2,844
Total operating revenues	—	1,960	195,439	—	—	197,399
Operating costs and expenses
Lease operating	—	—	41,027	—	—	41,027
Production and ad valorem taxes	—	—	12,130	—	—	12,130
Exploration	—	—	6,551	—	—	6,551
Depletion, depreciation and amortization	—	—	205,407	91	—	205,498
Accretion of ARO liability	—	—	1,087	—	—	1,087
General and administrative	—	13,565	19,707	116	—	33,388
Other operating		—	4,188	—		4,188
Total operating expenses	—	13,565	290,097	207	—	303,869
Operating income (loss)	—	(11,605)	(94,658)	(207)	—	(106,470)
Other income (expense)
Interest expense	—	(63,160)	(1,298)	—	—	(64,458)
Net gain (loss) on commodity derivatives	—	158,753	—	—	—	158,753
Other income (expense)	1,984	(1,663)	(4)	—	—	317
Other income (expense), net	1,984	93,930	(1,302)	—	—	94,612
Income (loss) before income tax	1,984	82,325	(95,960)	(207)	—	(11,858)
Equity interest in income	(4,728)	(9,114)	—	—	13,842	—
Income tax provision (benefit)	(363)	(2,418)	—	—	—	(2,781)
Net income (loss)	(2,381)	75,629	(95,960)	(207)	13,842	(9,077)
Net income (loss) attributable to non-controlling interests	—	—	—	—	(6,696)	(6,696)
Net income (loss) attributable to controlling interests	$(2,381)	$75,629	$(95,960)	$(207)	$20,538	$(2,381)

Jones Energy, Inc.

Condensed Consolidating Statement of Cash Flows (Unaudited)

Year Ended December 31, 2015

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net income (loss)	$(2,381)	$75,629	$(95,960)	$(207)	$13,842	$(9,077)
Adjustments to reconcile net income (loss) to net cash provided by operating activities	(120,398)	(193,245)	405,214	197	(13,842)	77,926
Net cash (used in) / provided by operations	(122,779)	(117,616)	309,254	(10)	—	68,849
Cash flows from investing activities
Additions to oil and gas properties	—	—	(311,305)	—	—	(311,305)
Proceeds from sales of assets	—	—	41	—	—	41
Acquisition of other property, plant and equipment	—	—	(1,101)	—	—	(1,101)
Current period settlements of matured derivative contracts	—	144,145		—	—	144,145
Net cash (used in) / provided by investing	—	144,145	(312,365)	—	—	(168,220)
Cash flows from financing activities
Proceeds from issuance of long-term debt	—	85,000	—	—	—	85,000
Repayment under long-term debt	—	(335,000)	—	—	—	(335,000)
Proceeds from senior notes	—	236,475	—	—	—	236,475
Payment of debt issuance costs	—	(1,556)	—	—	—	(1,556)
Proceeds from sale of common stock, net of expense	122,779	—	—	—	—	122,779
Net cash (used in) / provided by financing	122,779	(15,081)	—	—	—	107,698
Net increase (decrease) in cash	—	11,448	(3,111)	(10)	—	8,327
Cash						—
Beginning of period	100	1,000	12,436	30	—	13,566
End of period	$100	$12,448	$9,325	$20	$—	$21,893

Jones Energy, Inc.

Condensed Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2014

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Operating revenues
Oil and gas sales	$—	$—	$378,401	$—	$—	$378,401
Other revenues	—	1,154	1,042	—	—	2,196
Total operating revenues	—	1,154	379,443	—	—	380,597
Operating costs and expenses
Lease operating	—	—	37,760	—	—	37,760
Production and ad valorem taxes	—	—	22,556	—	—	22,556
Exploration	—	—	3,453	—	—	3,453
Depletion, depreciation and amortization	—	—	181,578	91	—	181,669
Accretion of ARO liability	—	—	770	—	—	770
General and administrative	—	4,493	21,181	89	—	25,763
Total operating expenses	—	4,493	267,298	180	—	271,971
Operating income (loss)	—	(3,339)	112,145	(180)	—	108,626
Other income (expense)
Interest expense	—	(40,365)	(1,510)	—	—	(41,875)
Net gain (loss) on commodity derivatives	—	189,641	—	—	—	189,641
Other income (expense)	—	(4,851)	297	—	—	(4,554)
Other income (expense), net	—	144,425	(1,213)	—	—	143,212
Income (loss) before income tax	—	141,086	110,932	(180)	—	251,838
Equity interest in income	63,197	188,641	—	—	(251,838)	—
Income tax provision (benefit)	22,061	4,157	—	—	—	26,218
Net income (loss)	41,136	325,570	110,932	(180)	(251,838)	225,620
Net income (loss) attributable to non-controlling interests	—	—	—	—	184,484	184,484
Net income (loss) attributable to controlling interests	$41,136	$325,570	$110,932	$(180)	$(436,322)	$41,136

Jones Energy, Inc.

Condensed Consolidating Statement of Cash Flows (Unaudited)

Year Ended December 31, 2014

(in thousands of dollars)	JEI (Parent)	Issuers	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net income (loss)	$41,136	$325,570	$110,932	$(180)	$(251,838)	$225,620
Adjustments to reconcile net income (loss) to net cash provided by operating activities	(40,778)	(515,500)	343,999	140	251,838	39,699
Net cash (used in) / provided by operations	358	(189,930)	454,931	(40)	—	265,319
Cash flows from investing activities
Additions to oil and gas properties	—	—	(474,619)	—	—	(474,619)
Net adjustments to purchase price of properties acquired	—	—	15,709	—	—	15,709
Proceeds from sales of assets	—	—	448	—	—	448
Acquisition of other property, plant and equipment	—	—	(1,683)	—	—	(1,683)
Current period settlements of matured derivative contracts	—	(3,654)	—	—	—	(3,654)
Net cash (used in) / provided by investing	—	(3,654)	(460,145)	—	—	(463,799)
Cash flows from financing activities
Proceeds from issuance of long-term debt	—	170,000	—	—	—	170,000
Repayment under long-term debt	—	(468,000)	—	—	—	(468,000)
Proceeds from senior notes	—	500,000	—	—	—	500,000
Payment of debt issuance costs	—	(13,416)	—	—	—	(13,416)
Purchases of treasury stock	(358)	—	—	—	—	(358)
Net cash (used in) / provided by financing	(358)	188,584	—	—	—	188,226
Net increase (decrease) in cash	—	(5,000)	(5,214)	(40)	—	(10,254)
Cash
Beginning of period	100	6,000	17,650	70	—	23,820
End of period	$100	$1,000	$12,436	$30	$—	$13,566

Jones Energy, Inc.

Condensed Consolidating Balance Sheet (Unaudited)

March 31, 2017

(in thousands of dollars)	JEI (Parent)	Issuers	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash	$4,781	$239	$3,668	$20	$—	$8,708
Accounts receivable, net
Oil and gas sales	—	—	25,787	—	—	25,787
Joint interest owners	—	—	6,533	—	—	6,533
Other	—	3,907	311	—	—	4,218
Commodity derivative assets	—	30,101	—	—	—	30,101
Other current assets	342	224	6,712	—	—	7,278
Intercompany receivable	17,581	1,117,801	—	—	(1,135,382)	—
Total current assets	22,704	1,152,272	43,011	20	(1,135,382)	82,625
Oil and gas properties, net, at cost under the successful efforts method	—	—	1,764,947	—	—	1,764,947
Other property, plant and equipment, net	—	—	2,325	595	—	2,920
Commodity derivative assets	—	17,767	—	—	—	17,767
Other assets	—	4,867	895	—	—	5,762
Investment in subsidiaries	548,561	450,547	—	—	(999,108)	—
Total assets	$571,265	$1,625,453	$1,811,178	$615	$(2,134,490)	$1,874,021
Liabilities and Stockholders’ Equity
Current liabilities
Trade accounts payable	$31	$29	$55,697	$—	$—	$55,757
Oil and gas sales payable	—	—	28,112	—	—	28,112
Accrued liabilities	58	14,813	10,077	—	—	24,948
Commodity derivative liabilities	—	8,717	—	—	—	8,717
Other current liabilities	639	1,984	600	—	—	3,223
Intercompany payable	—	—	1,132,533	2,849	(1,135,382)	—
Total current liabilities	728	25,543	1,227,019	2,849	(1,135,382)	120,757
Long-term debt	—	701,586	—	—	—	701,586
Deferred revenue	—	6,591	—	—	—	6,591
Commodity derivative liabilities	—	178	—	—	—	178
Asset retirement obligations	—	—	20,035	—	—	20,035
Liability under tax receivable agreement	41,720	—	—	—	—	41,720
Other liabilities	—	316	633	—	—	949
Deferred tax liabilities	85	2,841	—	—	—	2,926
Total liabilities	42,533	737,055	1,247,687	2,849	(1,135,382)	894,742
Mezzanine equity
Series A preferred stock, $0.001 par value; 1,840,000 shares issued and outstanding at March 31, 2017	89,162	—	—	—	—	89,162
Stockholders’/ members’ equity
Members’ equity	—	888,398	563,491	(2,234)	(1,449,655)	—
Class A common stock, $0.001 par value; 63,395,635 shares issued and 63,373,033 shares outstanding at March 31, 2017	63	—	—	—	—	63
Class B common stock, $0.001 par value; 29,832,098 shares issued and outstanding at March 31, 2017	30	—	—	—	—	30
Treasury stock, at cost: 22,602 shares at March 31, 2017	(358)	—	—	—	—	(358)
Additional paid-in-capital	470,107	—	—	—	—	470,107
Retained earnings (deficit)	(30,272)	—	—	—	—	(30,272)
Stockholders’ equity	439,570	888,398	563,491	(2,234)	(1,449,655)	439,570
Non-controlling interest	—	—	—	—	450,547	450,547
Total stockholders’ equity	439,570	888,398	563,491	(2,234)	(999,108)	890,117
Total liabilities and stockholders’ equity	$571,265	$1,625,453	$1,811,178	$615	$(2,134,490)	$1,874,021

Jones Energy, Inc.

Condensed Consolidating Statement of Operations (Unaudited)

Three Months Ended March 31, 2017

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Operating revenues
Oil and gas sales	$—	$—	$40,677	$—	$—	$40,677
Other revenues	—	458	98	—	—	556
Total operating revenues	—	458	40,775	—	—	41,233
Operating costs and expenses
Lease operating	—	—	8,806	—	—	8,806
Production and ad valorem taxes	—	—	(906)	—	—	(906)
Exploration	—	—	2,944	—	—	2,944
Depletion, depreciation and amortization	—	—	35,631	23	—	35,654
Accretion of ARO liability	—	—	201	—	—	201
General and administrative	—	2,993	5,004	44	—	8,041
Total operating expenses	—	2,993	51,680	67	—	54,740
Operating income (loss)	—	(2,535)	(10,905)	(67)	—	(13,507)
Other income (expense)
Interest expense	—	(12,814)	(73)	—	—	(12,887)
Net gain (loss) on commodity derivatives	—	22,320	—	—	—	22,320
Other income (expense)	668	(24)	(64)	—	—	580
Other income (expense), net	668	9,482	(137)	—	—	10,013
Income (loss) before income tax	668	6,947	(11,042)	(67)	—	(3,494)
Equity interest in income	(2,055)	(2,107)	—	—	4,162	—
Income tax provision (benefit)	—	21	—	—	—	21
Net income (loss)	(1,387)	4,819	(11,042)	(67)	4,162	(3,515)

Net income (loss) attributable to non-controlling interests	—	—	—	—	(2,128)	(2,128)
Net income (loss) attributable to controlling interests	$(1,387)	$4,819	$(11,042)	$(67)	$6,290	$(1,387)
Dividends and accretion on preferred stock	(2,027)	—	—	—	—	(2,027)
Net income (loss) attributable to common shareholders	$(3,414)	$4,819	$(11,042)	$(67)	$6,290	$(3,414)

Jones Energy, Inc.

Condensed Consolidating Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2017

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net income (loss)	$(1,387)	$4,819	$(11,042)	$(67)	$4,162	$(3,515)
Adjustments to reconcile net income (loss) to net cash provided by operating activities	(23,060)	(9,741)	53,994	67	(4,162)	17,098
Net cash (used in) / provided by operations	(24,447)	(4,922)	42,952	—	—	13,583
Cash flows from investing activities
Additions to oil and gas properties	—	—	(47,110)	—	—	(47,110)
Net adjustments to purchase price of properties acquired	—	—	2,391	—	—	2,391
Proceeds from sales of assets	—	—	144	—	—	144
Acquisition of other property, plant and equipment	—	—	(192)	—	—	(192)
Current period settlements of matured derivative contracts	—	27,854	—	—	—	27,854
Net cash (used in) / provided by investing	—	27,854	(44,767)	—	—	(16,913)
Cash flows from financing activities
Proceeds from issuance of long-term debt	—	30,000	—	—	—	30,000
Repayment of long-term debt	—	(53,000)	—	—	—	(53,000)
Payment of dividends on preferred stock	(1,840)	—	—	—	—	(1,840)
Net distributions paid to JEH unitholders	1,075	(1,637)	—	—	—	(562)
Net payments for share based compensation	—	(31)	—	—	—	(31)
Proceeds from sale of common stock	2,829	—	—	—	—	2,829
Net cash (used in) / provided by financing	2,064	(24,668)	—	—	—	(22,604)
Net increase (decrease) in cash	(22,383)	(1,736)	(1,815)	—	—	(25,934)
Cash
Beginning of period	27,164	1,975	5,483	20	—	34,642
End of period	$4,781	$239	$3,668	$20	$—	$8,708

Jones Energy, Inc.

Condensed Consolidating Statement of Operations (Unaudited)

Three Months Ended March 31, 2016

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Operating revenues
Oil and gas sales	$—	$—	$25,080	$—	$—	$25,080
Other revenues	—	645	133	—	—	778
Total operating revenues	—	645	25,213	—	—	25,858
Operating costs and expenses
Lease operating	—	—	8,617	—	—	8,617
Production and ad valorem taxes	—	—	1,601	—	—	1,601
Exploration	—	—	162	—	—	162
Depletion, depreciation and amortization	—	—	41,739	23	—	41,762
Accretion of ARO liability	—	—	293	—	—	293
General and administrative	—	2,878	4,601	25	—	7,504
Total operating expenses	—	2,878	57,013	48	—	59,939
Operating income (loss)	—	(2,233)	(31,800)	(48)	—	(34,081)
Other income (expense)
Interest expense	—	(15,038)	240	—	—	(14,798)
Gain on debt extinguishment	—	90,652	—	—	—	90,652
Net gain (loss) on commodity derivatives	—	17,219	—	—	—	17,219
Other income (expense)	429	(200)	(4)	—	—	225
Other income (expense), net	429	92,633	236	—	—	93,298
Income (loss) before income tax	429	90,400	(31,564)	(48)	—	59,217
Equity interest in income	28,968	29,820	—	—	(58,788)	—
Income tax provision (benefit)	10,486	217	—	—	—	10,703
Net income (loss)	18,911	120,003	(31,564)	(48)	(58,788)	48,514
Net income (loss) attributable to non-controlling interests	—	—	—	—	29,603	29,603
Net income (loss) attributable to controlling interests	$18,911	$120,003	$(31,564)	$(48)	$(88,391)	$18,911

Jones Energy, Inc.

Condensed Consolidating Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2016

			Guarantor	Non-Guarantor
(in thousands of dollars)	JEI (Parent)	Issuers	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net income (loss)	$18,911	$120,003	$(31,564)	$(48)	$(58,788)	$48,514
Adjustments to reconcile net income (loss) to net cash provided by operating activities	(18,911)	(163,942)	70,677	48	58,788	(53,340)
Net cash (used in) / provided by operations	—	(43,939)	39,113	—	—	(4,826)
Cash flows from investing activities
Additions to oil and gas properties	—	—	(7,176)	—	—	(7,176)
Proceeds from sales of assets	—	—	3	—	—	3
Acquisition of other property, plant and equipment	—	—	40	—	—	40
Current period settlements of matured derivative contracts	—	42,298		—	—	42,298
Net cash (used in) / provided by investing	—	42,298	(7,133)	—	—	35,165
Cash flows from financing activities
Proceeds from issuance of long-term debt	—	75,000	—	—	—	75,000
Purchase of senior notes	—	(73,427)	—	—	—	(73,427)
Net cash (used in) / provided by financing	—	1,573	—	—	—	1,573
Net increase (decrease) in cash	—	(68)	31,980	—	—	31,912
Cash						—
Beginning of period	100	12,448	9,325	20	—	21,893
End of period	$100	$12,380	$41,305	$20	$—	$53,805